INTANGIBLE ASSETS, NET (Tables)	9 Months Ended
Mar. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
SCHEDULE OF INTANGIBLE ASSETS

The following is a summary of intangible assets as of March 31, 2025 and June 30, 2024:

	As of
	March 31, 2025	June 30, 2024
Royalty	$5,069,636	$4,850,373
Developed games	3,075,690	3,071,227
Copyright	137,800	137,600
Total intangible assets	8,283,126	8,059,200
Less: accumulated amortization	(3,474,679)	(2,766,074)
Intangible assets, net	$4,808,447	$5,293,126